Exhibit 4.2

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of August 13, 2013 by and among Playa Resorts Holding B.V., besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands (the “Company”), the entities named as Guarantors on the signature pages hereto and that are listed on Schedule I hereof (the “New Guarantors” and each a “New Guarantor”), the entities that are named as Guarantors on the signature pages hereto and that are listed on Schedule II hereof (the “Existing Guarantors”) and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company and the Existing Guarantors have heretofore executed and delivered to the Trustee an indenture, dated as of August 9, 2013 (the “Indenture”), providing initially for the issuance of $300,000,000 in aggregate principal amount of the Company’s 8.000% Senior Notes due 2020 (the “Notes”);

WHEREAS, Sections 4.18 and 12.04 of the Indenture provide that under certain circumstances the Company may cause the New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantors shall unconditionally guarantee all the Company’s Obligations under the Notes and the Indenture pursuant to a Guarantee on the terms and conditions set forth herein;

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, the Company hereby requests that the Trustee join with the Company, the Existing Guarantors and the New Guarantors in the execution of this Supplemental Indenture and the Company has provided the Trustee with a resolution of its Board of Managers authorizing the execution of and approving this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1.    Defined Terms. Capitalized terms not otherwise defined herein have the meanings set forth in the Indenture. The words “herein,” “hereof’ and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2.    Joinder. Each of the undersigned New Guarantors hereby acknowledges that it has received and reviewed a copy of the Indenture and all other documents it deems fit prior to entering into this Supplemental Indenture, and acknowledges and agrees to (i) join and become party to the Indenture with all rights and obligations as set forth in the Indenture as indicated by its signature below; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgments attributable to the Company or any Guarantor, as the case may be, in the Indenture, as of the date hereof, as if made by, and with respect to, each signatory hereto, as applicable; and (iii) perform all obligations and duties required of an indemnifying party pursuant to the Indenture.

3.    Guarantee. Each of the New Guarantors hereby, jointly and severally, irrevocably and unconditionally guarantees the Company’s Obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in the Indenture, including but not limited to Article 12 of the Indenture, and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Guarantor under the Indenture.

4.    Releases. A Guarantee as to any Guarantor shall terminate and be of no further force or effect and such Guarantor shall be deemed to be released from all obligations as provided in Section 12.06 of the Indenture.

5.    Notices. All notices or other communications to the New Guarantors shall be given as provided in Section 13.01 of the Indenture.

6.    Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended and supplemented hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

7.    No Recourse Against Others. No past, present or future director, officer, employee, manager, incorporator, agent or holder of any Equity Interests in the Company or of any New Guarantor or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Company or the Guarantors under the Notes, the Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws.

8.    Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE). BY THE EXECUTION AND DELIVERY OF THIS SUPPLEMENTAL INDENTURE, EACH OF THE COMPANY AND THE NEW GUARANTORS SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR NEW YORK STATE COURT SITTING, IN EACH CASE, IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, THE UNITED STATES OF AMERICA IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE NOTES.

9.    Severability. In case any one or more of the provisions in this Supplemental Indenture shall be held invalid, illegal or unenforceable in any jurisdiction, in any respect for any reason, the validity, legality and enforceability of any such provision in every other jurisdiction and in every other respect, and of the remaining provisions, shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

10.    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or email (in PDF format or otherwise) shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or email (in PDF format or otherwise) shall be deemed to be their original signatures for all purposes.

11.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

12.    The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity, sufficiency or adequacy of this Supplemental Indenture or for or in respect of the statements or recitals contained herein, all of which recitals are made solely by the New Guarantors, the Company and the Existing Guarantors and the Trustee assumes no responsibility for their correctness.

13.    Successors. All agreements of each of the New Guarantors in this Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

PLAYA RESORTS HOLDING B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

Name:
Title:

[Signature Page to Supplemental Indenture]

PLAYA RESORTS HOLDING B.V.:

Name:
Title:

/s/ J.E. Hardeveld
Name:	J.E. Hardeveld
Title:	Managing director

[Signature Page to Supplemental Indenture]

PLAYA H&R HOLDINGS B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

Name:
Title:

[Signature Page to Supplemental Indenture]

PLAYA H&R HOLDINGS B.V.:

Name:
Title:

/s/ J.E. Hardeveld
Name:	J.E. Hardeveld
Title:	Managing Director

[Signature Page to Supplemental Indenture]

HOTEL GRAN PORTO REAL B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

Name:
Title:

[Signature Page to Supplemental Indenture]

HOTEL GRAN PORTO REAL B.V.:

Name:
Title:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V.

[Signature Page to Supplemental Indenture]

HOTEL GRAN PORTO REAL B.V.:

Name:
Title:

/s/ J.E. Hardeveld
Name:	J.E. Hardeveld
Title:	Managing Director B of Playa Resorts Holding B.V.

[Signature Page to Supplemental Indenture]

HOTEL ROYAL CANCUN B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

Name:
Title:

[Signature Page to Supplemental Indenture]

HOTEL ROYAL CANCUN B.V.:

Name:
Title:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V.

[Signature Page to Supplemental Indenture]

HOTEL ROYAL CANCUN B.V.:

Name:
Title:

/s/ J.E. Hardeveld
Name:	J.E. Hardeveld
Title:	Managing Director B of Playa Resorts Holding B.V.

[Signature Page to Supplemental Indenture]

HOTEL GRAN CARIBE REAL B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

Name:
Title:

[Signature Page to Supplemental Indenture]

HOTEL GRAN CARIBE REAL B.V.:

Name:
Title:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V.

[Signature Page to Supplemental Indenture]

HOTEL GRAN CARIBE REAL B.V.:

Name:
Title:

/s/ J.E. Hardeveld
Name:	J.E. Hardeveld
Title:	Managing Director B of Playa Resorts Holding B.V.

[Signature Page to Supplemental Indenture]

HOTEL ROYAL PLAYA DEL CARMEN B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

Name:
Title:

[Signature Page to Supplemental Indenture]

HOTEL ROYAL PLAYA DEL CARMEN B.V.:

Name:
Title:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V.

[Signature Page to Supplemental Indenture]

HOTEL ROYAL PLAYA DEL CARMEN B.V.:

Name:
Title:

/s/ J.E. Hardeveld
Name:	J.E. Hardeveld
Title:	Managing Director B of Playa Resorts Holding B.V.

[Signature Page to Supplemental Indenture]

PLAYA RIVIERA MAYA B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

Name:
Title:

[Signature Page to Supplemental Indenture]

PLAYA RIVIERA MAYA B.V.:

Name:
Title:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Portfolio Holding B.V.

[Signature Page to Supplemental Indenture]

PLAYA RIVIERA MAYA B.V.:

Name:
Title:

/s/ J.E. Hardeveld
Name:	J.E. Hardeveld
Title:	Managing Director B of Playa Portfolio Holding B.V.

[Signature Page to Supplemental Indenture]

PLAYA CABOS B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

Name:
Title:

[Signature Page to Supplemental Indenture]

PLAYA CABOS B.V.:

Name:
Title:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Portfolio Holding B.V.

[Signature Page to Supplemental Indenture]

PLAYA CABOS B.V.:

Name:
Title:

/s/ J.E. Hardeveld
Name:	J.E. Hardeveld
Title:	Managing Director B of Playa Portfolio Holding B.V.

[Signature Page to Supplemental Indenture]

PLAYA ROMANA B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

Name:
Title:

[Signature Page to Supplemental Indenture]

PLAYA ROMANA B.V.:

Name:
Title:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Portfolio Holding B.V.

[Signature Page to Supplemental Indenture]

PLAYA ROMANA B.V.:

Name:
Title:

/s/ J.E. Hardeveld
Name:	J.E. Hardeveld
Title:	Managing Director B of Playa Portfolio Holding B.V.

[Signature Page to Supplemental Indenture]

PLAYA PUNTA CANA HOLDING B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

Name:
Title:

[Signature Page to Supplemental Indenture]

PLAYA PUNTA CANA HOLDING B.V.:

Name:
Title:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Portfolio Holding B.V.

[Signature Page to Supplemental Indenture]

PLAYA PUNTA CANA HOLDING B.V.:

Name:
Title:

/s/ J.E. Hardeveld
Name:	J.E. Hardeveld
Title:	Managing Director B of Playa Portfolio Holding B.V.

[Signature Page to Supplemental Indenture]

PLAYA CANA B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

Name:
Title:

[Signature Page to Supplemental Indenture]

PLAYA CANA B.V.:

Name:
Title:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Portfolio Holding B.V.

[Signature Page to Supplemental Indenture]

PLAYA CANA B.V.:

Name:
Title:

/s/ J.E. Hardeveld
Name:	J.E. Hardeveld
Title:	Managing Director B of Playa Portfolio Holding B.V.

[Signature Page to Supplemental Indenture]

PLAYA ROMANA MAR B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

Name:
Title:

[Signature Page to Supplemental Indenture]

PLAYA ROMANA MAR B.V.:

Name:
Title:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Portfolio Holding B.V.

[Signature Page to Supplemental Indenture]

PLAYA ROMANA MAR B.V.:

Name:
Title:

/s/ J.E. Hardeveld
Name:	J.E. Hardeveld
Title:	Managing Director B of Playa Portfolio Holding B.V.

[Signature Page to Supplemental Indenture]

ROSE HALL JAMAICA RESORT B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

Name:
Title:

[Signature Page to Supplemental Indenture]

ROSE HALL JAMAICA RESORT B.V.:

Name:
Title:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V.

[Signature Page to Supplemental Indenture]

ROSE HALL JAMAICA RESORT B.V.:

Name:
Title:

/s/ J.E. Hardeveld
Name:	J.E. Hardeveld
Title:	Managing Director B of Playa Resorts Holding B.V.

[Signature Page to Supplemental Indenture]

PLAYA GRAN, S. DE R.L. DE C.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Supplemental Indenture]

GRAN DESIGN & FACTORY, S. DE R.L. DE C.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Supplemental Indenture]

DESARROLLOS GCR, S. DE R.L. DE C.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Supplemental Indenture]

INMOBILIARIA Y PROYECTOS TRPLAYA, S. DE R.L. DE C.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Supplemental Indenture]

PLAYA RMAYA ONE, S. DE R.L. DE C.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Supplemental Indenture]

PLAYA CABOS BAJA, S. DE R.L. DE C.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Supplemental Indenture]

HOTEL CAPRI CARIBE, S. DE R.L. DE C.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Supplemental Indenture]

CAMERÓN DEL CARIBE, S. DE R.L. DE C.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Supplemental Indenture]

CAMERÓN DEL PACIFICO, S. DE R.L. DE C.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Supplemental Indenture]

BD REAL RESORTS, S. DE R.L. DE C.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Supplemental Indenture]

INVERSIONES VILAZUL S.A.S.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Presidente-Administrador

/s/ Omar Palacios
Name:	Omar Palacios
Title:	Presidente-Administrador

[Signature Page to Supplemental Indenture]

PLAYA HALL JAMAICAN RESORT LIMITED:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Director

/s/ Omar Palacios
Name:	Omar Palacios
Title:	Director

[Signature Page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Teresa Petta
	Name:	Teresa Petta
	Title:	Vice President

[Signature Page to Supplemental Indenture]

SCHEDULE I

Playa Gran, S. de R.L. de C.V.

Gran Design & Factory, S. de R.L. de C.V.

Desarrollos GCR, S. de R.L. de C.V.

Inmobilaria Y Proyectos TRPLAYA, S. de R.L. de C.V.

Playa Cabos Baja, S. de R.L. de C.V.

Playa Rmaya One, S. de R.L. de C.V.

Hotel Capri Caribe, S. de R.L. de C.V.

Camerón del Caribe, S. de R.L. de C.V.

Camerón del Pacífico, S. de R.L. de C.V.

BD Real Resorts, S. de R.L. de C.V.

Inversiones Vilazul S.A.S.

Playa Hall Jamaican Resort Limited

SCHEDULE II

Playa H&R Holdings B.V.

Hotel Gran Porto Real B.V.

Hotel Royal Cancun B.V.

Hotel Gran Caribe Real B.V.

Hotel Royal Playa del Carmen B.V.

Playa Riviera Maya B.V.

Playa Cabos B.V.

Playa Romana B.V.

Playa Punta Cana Holding B.V.

Playa Romana Mar B.V.

Playa Cana B.V.

Rose Hall Jamaica Resort B.V.